SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 12, 2004


                         WHEELING-PITTSBURGH CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                       000-50300                   55-0309927
----------------------------        --------------           -------------------
(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)             Identification No.)


                     1134 Market Street, Wheeling, WV                  26003
          ----------------------------------------------           -------------
             (Address of principal executive offices)                (Zip code)


       Registrant's telephone number, including area code: (304) 234-2400

Item 12.      Results of Operations and Financial Condition

     On May 12, 2004, Wheeling-Pittsburgh Corporation issued a press release regarding its earnings for the first quarter ended March 31, 2004. A copy of the press release is attached.

     The information in this Current Report on Form 8-K, including the attached press release, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WHEELING-PITTSBURGH CORPORATION


                                       By:   /s/ Paul J. Mooney
                                            ------------------------------------
                                            Paul J. Mooney
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)

Dated:  May 12, 2004

                                                           CONTACT: Jim Kosowski
                                                                    304-234-2440

                                                      RELEASE DATE: May 12, 2004

FOR IMMEDIATE RELEASE


             WHEELING PITTSBURGH ANNOUNCES 2004 1ST QUARTER RESULTS

     WHEELING,  WV, May 12,  2004 -  Wheeling  Pittsburgh  Corporation  (NASDAQ:
WPSC), the holding company of Wheeling-Pittsburgh Steel Corporation, today reported its financial results for the period ending March 31, 2004.

     The Company emerged from bankruptcy pursuant to a plan of reorganization that became effective on August 1, 2003. Accordingly, for accounting purposes, unaudited consolidated financial statements for periods after August 1, 2003 related to a new reporting entity (the "Reorganized Company") and comparisons to prior period performance in many respects are not directly comparable to prior periods of the old reporting entity (the "Predecessor Company"). Among other changes, there have been substantial reductions in employment levels, changes in employee and retiree benefits, and the revaluation of assets and liabilities. A black line has been shown on the financial statements to separate current results from pre-reorganization information since they are not prepared on a comparable basis. Comparisons noted are made on a sequential basis.

     The Company reported an operating loss of $4.5 million in the first quarter of 2004. These results represent a significant improvement over the operating loss of $21 million reported in the fourth quarter of 2003. On a per share basis, the reported loss for the first quarter equaled $0.70 per share vs. a reported loss of $2.49 per share in the previous quarter. Net sales for the period totaled $274.2 million on shipments of 538,701 tons of steel products, as compared to net sales of $237.1 million on shipments of 542,211 tons of steel products shipped in the previous quarter.

     The average selling price for steel shipped during the quarter was $509 per ton vs. $437 in the previous quarter. Cost of goods sold per ton averaged $475 in the first quarter, up from the $436 per ton reported in the fourth quarter of 2003. Depreciation and SG&A expenses totaled $7.7 million and $14.9 million respectively, compared to $6.9 million and $14.5 million reported in the fourth quarter. Interest expense declined to $5.2 million versus $6.3 million in the previous quarter.

     "We are pleased with our improved operating performance in the first quarter," said James G. Bradley, President and CEO of Wheeling Pittsburgh Steel. "In addition to surcharges going into effect, we worked through our backlog of orders in the quarter. We feel that despite higher input costs, we hit our stride in the last month of the quarter, which was a strong improvement over January and February."



                                   -- MORE --

WHEELING PITTSBURGH 2004 1st Quarter Results
Page 2


     Bradley added, "As a result of continued high demand, we expect pricing to continue to be significantly higher in the second quarter than in the first quarter. While we expect that costs will rise as well, we do not expect that rise to be nearly as dramatic. With the improvement in both pricing and demand, we look forward to an advantageous environment for the balance of 2004."

     Management will conduct a live call today at 11:00 a.m. ET to review the company's financial results and business prospects. Individuals wishing to participate can join the conference call by dialing 1-800-257-2101. International callers may access the call by dialing 1-303-262-2193. A replay of the call will be available until March 31, 2004 by dialing 1-800-405-2236, domestic, or, 1-303-590-3000, international, and using pass code 571153. The call can also be accessed via the Internet live or as a replay through HTTP://WWW.FULLDISCLOSURE.COM.

     This release may contain projections or other forward-looking statements regarding future events or the future financial performance of Wheeling-Pittsburgh Corporation that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. Readers are referred to the "Business - Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended Dec. 31, 2003, as filed with the SEC, which identifies important risk factors that could cause actual results to differ from those contained in the forward-looking statements. These risk factors include, among others, the company's potential inability to generate sufficient operating cash flow to service or refinance its indebtedness, concerns relating to financial covenants and other restrictions contained in its credit agreements, intense competition, dependence on suppliers of raw materials, the difficulties involved in constructing an electric arc furnace, and cyclical demand for steel products. In addition, any forward-looking statements represent the Wheeling-Pittsburgh Corporation's views only as of today and should not be relied upon as representing the company's views as of any subsequent date. While Wheeling-Pittsburgh Corporation may elect to update forward-looking statements from time to time, the company specifically disclaims any obligation to do so.

About Wheeling-Pittsburgh:
-------------------------

     Wheeling-Pittsburgh is an integrated steel company engaged in the making, processing and fabrication of steel and steel products. The Company's products include hot rolled and cold rolled sheet and coated products such as galvanized, pre-painted and tin mill sheet. The Company also produces a variety of steel products including roll formed corrugated roofing, roof deck, floor deck, bridgeform and other products used primarily by the construction, highway and agricultural markets.

     The Company's consolidated statements of operations and balance sheet are attached.


                                       ###

                        WHEELING -PITTSBURGH CORPORATION
                            AND SUBSIDIARY COMPANIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)
            (Dollars in Thousands except per share and per ton data)



                                                                                                                Predecessor
                                                                     Reorganized Company                          Company
                                                           For the Quarter        For the Quarter             For the Quarter
                                                           Ended March 31,      Ended December 31,            Ended March 31,
                                                                 2004                  2003                         2003
                                                          -------------------  ----------------------        -------------------
Revenues:
Net sales                                                           $274,206                $237,113                   $238,672
Costs and Expenses:
Cost of goods sold, excluding depreciation                           256,069                 236,636                    247,253
Depreciation                                                           7,689                   6,905                     17,445
Selling, administration and general expense                           14,946                  14,560                     13,864
Reorganization and professional fee expense
                                                                           -                    (35)                      3,300
                                                          -------------------  ----------------------        -------------------
                                                                     278,704                 258,066                    281,862
                                                          -------------------  ----------------------        -------------------
Operating loss                                                       (4,498)                (20,953)                    (43,190)

Reorganization expense
                                                                          -                       -                          (9)
Interest expense on debt                                             (5,219)                 (6,324)                     (3,651)
Other income                                                          3,012                   3,593                       1,234
                                                          -------------------  ----------------------        -------------------
Loss before taxes                                                    (6,705)                (23,684)                    (45,616)
Tax provision (benefit)                                                 (79)                      9                          9
                                                          -------------------  ----------------------        -------------------
Net loss                                                            ($6,626)               ($23,693)                   ($45,625)
                                                          ===================  ======================        ===================


Basic and diluted loss per share
    attributable to common stockholders                              ($0.70)                 ($2.49)                          -
                                                          ===================  ======================        ===================

Weighted average common shares
    outstanding basic and diluted                                 9,500,000               9,500,000                           -
                                                          ===================  ======================        ===================



                        WHEELING -PITTSBURGH CORPORATION
                            AND SUBSIDIARY COMPANIES
                           CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)
                             (Dollars in Thousands)



                                                                                           Reorganized Company
                                                                              -----------------------------------------------

                                                                                 March 31, 2004        December 31, 2003
                                                                                 --------------        -----------------
                                    ASSETS

Current assets:
    Cash and cash equivalents                                                           $3,346                  $4,767
    Trade receivables, less doubtful accounts of $2,358 , and $2,061                   119,933                 104,025
    Inventories                                                                        129,974                 146,895
    Prepaid expenses and deferred charges                                                9,466                  11,583
                                                                              -----------------------------------------------
    Total current assets                                                               262,719                 267,270
Investment in associated company                                                        42,154                  42,857
Property, plant and equipment, at cost less accumulated depreciation                   405,210                 387,765
Deferred income tax benefits                                                            23,250                  23,170
Restricted cash - long term                                                             71,176                  87,138
Goodwill                                                                                30,000                  30,000
Deferred charges and other assets                                                       28,171                  30,686
                                                                              -----------------------------------------------
   Total assets                                                                       $862,680                $868,886
                                                                              ===============================================


                       LIABILITIES & STOCKHOLDERS' EQUITY
Current liabilities:
    Trade payables                                                                     $85,966                  $76,108
    Short term debt                                                                     71,898                   79,251
    Payroll and employee benefits payable                                               60,034                   57,862
    Accrued federal, state and local taxes                                              11,151                   10,744
    Deferred income tax liabilities                                                     23,170                   23,170
    Accrued interest and other liabilities                                               5,971                    9,672
    Long term debt due in one year                                                       1,916                    2,698
                                                                              -----------------------------------------------
    Total current liabilities                                                          260,106                  259,505
Long term debt                                                                         340,318                  340,696
Other employee benefit liabilities                                                     142,237                  142,433
Other liabilities                                                                       21,408                   21,639
    Total liabilities                                                                  764,069                  764,273
                                                                              -----------------------------------------------

STOCKHOLDERS' EQUITY
Common stock - $.01 par value; 10 million shares issued and outstanding                    100                      100
Additional paid-in capital                                                             149,901                  149,901
Accumulated deficit                                                                     (5,833)                  (6,458)
Retained earnings                                                                      (45,557)                 (38,930)
    Total stockholders equity                                                           98,611                  104,613
                                                                              -----------------------------------------------
    Total liabilities and stockholders equity                                         $862,680                 $868,886
                                                                              ===============================================


                         WHEELING-PITTSBURGH CORPORATION
                            AND SUBSIDIARY COMPANIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)
                             (Dollars in Thousands)



                                                                                  Reorganized Company      Predecessor Company
                                                       For the Quarter Ended     For the Quarter Ended    For the Quarter Ended
                                                          March 31, 2004           December 31, 2003          March 31, 2003
                                                      ----------------------    -----------------------   ---------------------

Cash flows from operating activities:
Net loss                                                       ($6,626)               ($23,693)                 ($45,625)
Items not affecting cash from operating activities:
   Depreciation                                                  7,689                   6,905                    17,445
   Other postretirement benefits                                  (222)                 (1,552)                      301

   Income taxes                                                    (79)                    312                         -
   Equity income of affiliated companies                        (2,122)                 (1,348)                     (889)

   Loss on dosposition of assets                                     1                       -                         -

  Reorganization expense                                             -                       -                         9

  Deferred compensation                                            625                     624                         -

Dividends from affiliated companies                              2,500                       -                     2,500
Decrease (increase) from working capital elements:
   Trade receivables                                           (15,908)                  8,655                    (5,845)
   Inventories                                                  16,921                   7,423                     3,443
   Trade payables                                                9,348                   9,229                    14,196
   Other current assets                                          2,118                  (2,802)                    2,784
   Other current liabilities                                    (1,122)                (11,008)                      262
   Other items--net                                              1,307                   4,881                    (1,975)
                                                           -----------               ----------              ------------
Net cash provided by (used in) operating activities
                                                                14,430                  (2,374)                  (13,394)
                                                           ------------              ----------              ------------

Cash flows from investing activities:
   Plant additions and improvements
                                                               (24,135)                (25,784)                   (1,801)
   Payments from affiliates
                                                                   325                     325                       600
   Construction of equipment using restricted cash
                                                                15,962                  14,850                         -
                                                           -----------               ----------              ------------
Net cash used in investing activities
                                                                (7,848)                (10,609)                    (1,201)
                                                           ------------              ----------              -------------

Cash flows from financing activities:
   Long-term debt payments                                      (1,160)                   457                        (473)

   Short term debt payments                                     (7,353)                 6,136                           -
   Short term debt (DIP Facility) borrowings
                                                                     -                      -                      11,811
   Book overdraft                                                  510                  2,035                       1,184
                                                           ------------              ---------               -------------
Net cash provided by (used in) financing activiti              ($8,003)                $8,628                     $12,522
                                                           ------------              ---------               -------------

Decrease in cash and cash equivalents                           (1,421)                (4,355)                     (2,073)
Cash and cash equivalents at beginning of period                 4,767                  9,122                       8,543
                                                           -----------               ---------               -------------
Cash and cash equivalents at end of period                      $3,346                 $4,767                      $6,470
                                                           ============               =========               =============

